KBW 8th Annual Community
Bank Investor Conference
July 2007

    Skip Hageboeck           David Bumgarner
    President & CEO           CFO

Forward Looking Statements
This news release contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such information involves risks and uncertainties that could result in the Company’s actual results differing from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from those discussed in such forward-looking statements include, but are not limited to, (1) the Company may incur additional loan loss provision due to negative credit quality trends in the future that may lead to a deterioration of asset quality; (2) the Company may incur increased charge-offs in the future; (3)  the Company may experience increases in the default rates or decreased prepayments on previously securitized loans that would result in impairment losses or lower the yield on such loans; (4) the Company could have adverse legal actions of a material nature; (5) the Company may face competitive loss of customers; (6) the Company may be unable to manage its expense levels; (7) the Company may have difficulty in retaining key employees; (8)
changes in the interest rate environment may have results on the Company's operations materially different from those anticipated by the Company's market risk management functions; (9) changes in general economic conditions and increased competition could adversely affect the Company's operating results; (10) changes in other regulations and government policies affecting bank holding companies and their subsidiaries, including changes in monetary policies, could negatively impact the Company's operating results; and (11) the Company may experience difficulties growing loan and deposit balances.  Forward-looking statements made herein reflect management’s expectations as of the date such statements are made. Such information is provided to assist stockholders and potential investors in understanding current and anticipated financial operations of the Company and is included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made.

City Holding Company:
Headquartered In Charleston WV

City Holding Company
■

Total Assets at June 30, 2007

  $2.5 bil

■

Net Income in 2006

$53 mil

■

Branches

         68
■

FTE

      807
■

Market Cap

        $640 mil

■

Institutional Ownership

            54%

■

Avg Daily Volume

         $2.4 mil

Key Markets
  1st& 9% Market Share in
Huntington WV/Ashland KY
         MSA $3.7 Billion
       2nd& 12% Market Share
in WV’s largest market; $4.7B
1st& 27% Market Share
          $1.7 Billion
8% Market Share in Morgan,
Berkeley & Jefferson Co. WV
           $1.9 Billion

CHCO History
■

1871 - City’s oldest affiliate
■

1957 - City National Bank
■

1982 - City Holding Company
■

1985 - 1998 Acquisitions
■

1997 - 1999 Acquisition of Non-Bank Subsidiaries
& Move into High LTV 2nd Mortgages; Asset
    quality deteriorates
■

2000 - Placed under Formal Agreement with OCC
and Fed; CEO terminated
■

2001 - 2002 Turnaround
■

2005-2007 Renewed focus on growth with
profitability

Today’s Themes:
■

CHCO: Consistently superior results
■

CHCO: Conservative operating platform
■

CHCO: Growing and succeeding in
slow-growth markets
■

CHCO: Value in the Banking Sector

CHCO is consistently and
extraordinarily  profitable:
2004
2005
2006
YTD
2007
Reported ROA
2.10%
2.09%
2.11%
2.02%
ROTE
23.2%
22.3%
22.4%
20.7%
Tangible Equity/TA
9.7%
9.5%
10.1%
9.6%
NIM
4.29%
4.49%
4.56%
4.36%
Efficiency Ratio
48.7%
46.7%
44.5%
45.3%
Non-Int Rev/Total Rev
33%
34%
34%
35%

Since 2003 CHCO faced “normalization”
of provision and loss of PSL revenues:

Yet, strong bottom line results continue:
ROA
EPS

1.

Conservative Loan Portfolios
2.

Strong Core Deposit Franchise
3.

Highly Liquid
4.

Strongly Capitalized
5.

Strong Asset Quality
6.

Strong Fee Income vs. NII
7.

Well Managed Interest Rate Risk
Although highly profitable,
CHCO is conservatively positioned:

Conservative Loan Portfolio Mix
Loan to Deposits 84.5%
Loan to Deposits 94.5%
Sample of 250 publicly traded banks and
thrifts with assets between $1-$10 billion as
of December 31, 2006
As of December 31, 2006

Solid Loan Quality
As of June 30, 2007
Sample of 250 publicly traded banks and
thrifts with assets between $1 and $10
billion as of March 31, 2007

YTD Gross Charge-offs 2007
1.

Overdrafts are
significant
2. Credit Cards
sold in 2006
3. Acquired Loans
of lower credit
quality and were
reserved at
acquisition
$1.816 MM
$155 M
$563 M
$144 M

Asset Quality Deterioration:

Reflecting two large relationships
which were placed on Non-accrual in the 1st & 2nd quarters
NPA’s to Loans & OREO

Largest Non-accrual Loans
■

Loan #1

    $5 mil

Resid. RE Devel.
3 spec homes in exclusive neighborhood of vacation
homes;
    Borrower experiencing cash flow problems;
Collateral & Guarantee dependent.
■

Loan #2

    $3.4 mil

Vacation Home
Home & additional lot in exclusive neighborhood of
vacation homes; Customer Bankrupt. Loan represents
87% of cost.
■

Loan #3

    $0.5 mil

Rental Real Estate
Rental Homes in Charleston; Customer in bankruptcy
■

Loan #4

    $0.5 mil

Residence
        Residence in Charleston; Customer in bankruptcy
■

Loan #5

    $0.5 mil

Residence
        Residence in Ashland; Customer in bankruptcy
■

Loan #6

   $0.3 mil

Comm’l Real Estate

80% LTV with 75% SBA Guarantee
■

Loan #7

   $0.1 mil

Residence

Past-Due Loans (30+ days)
12/31/05
12/31/06
6/30/07
Residential
1.14%
0.76%
0.56%
Home Equity
0.37%
0.34%
0.27%
Consumer
2.32%
0.99%
0.85%
CMRE
0.11%
0.03%
0.34%
C&I
0.12%
1.47%
0.27%
Excluding Non-accruals, Past-due loans
continue to improve reflecting stronger
underwriting implemented since 2002

Liabilities: Low Cost and Stable Deposits
Data: December 31, 2006

CHCO’s Cost of Funds Advantage:
CHCO
Peers
Advantage
CD’s
3.96%
4.23%
27 Bps
Interest Bearing
Deposits
2.71%
3.19%
48 Bps
Total Deposits
2.25%
2.77%
52 Bps
Interest Bearing
Liabilities
2.90%
3.54%
64 Bps
Data: 2006. Peers are $1 to $10 billion banks

Favorable Revenue Profile for the
current yield curve environment:
34%
21%
79%
66%
*As of December 31, 2006. Non-interest
income excludes security gains
Sample of 250 publicly traded banks and
thrifts with assets between $1 and $10
billion as of December 31, 2006

92nd percentile
City is Highly Efficient
2004 Efficiency Ratio adjusted to eliminate $5.5 million in revenue from Legal
Settlement and associated legal expenses of $500M;  Peers: Sample of 206 publicly traded banks and thrifts with assets between $1 to $10 Billion as of
December 31, 2006

Strong Capital facilitates growth and
provides opportunities for 2007:
CHCO
6/30/07
Peer
Median
12/31/06
Equity/Assets
12.1%
8.9%
Tang Equity/Tang
Assets
9.6%
7.1%
Leverage Ratio
10.5%
Tier I Capital Ratio
15.2%
11.3%
Total Risk-based
Capital Ratio
16.1%
12.6%
Source: SNL for 206 publicly traded banks with total assets from $1 to $10 billion

 CHCO is growing in
slow-growth markets:
◆

Internal Loan Growth
◆

Internal Deposit Growth
◆

Improvements to Retail Distribution
System
◆

Acquisition

Loan Growth: challenged by slower
economy & low long-term rates
2003
2004
2005
2006
2007
YTD
Commercial
9.8%
10.4%
16.3%
10.9%
2.3%
Residential
negative
5.2%
3.0%
1.0%
0.9%
Home Equity
34.1%
9.1%
negative
6.7%
5.3%
Consumer
negative
negative
negative
negative
20.7%
Growth in 2005 excludes Classic Acquisition

Loan Mix:
Strong Commercial Opportunity

City’s Retail Business Model
■

Product: Best in class
■

Place: Strong distribution network
■

Promotion: Targeted marketing
■

People: Alignment between staff, key
performance measures, and compensation
■

Pricing: competitive in all markets

Best in Class Products:
an early adopter of Totally Free
Checking
2001-2004
■

Successful early adoption of Totally Free
Checking
■

Growth slowed as competitors imitated City’s
success
2005-2007
■

Launched 2nd Generation of accounts with
monthly fee
■

Re-invigorated new account generation

Average
of 2,372
in 2004
Average
of 2,657
in 2005
Average
of 2,674
 YTD in
  2006
Gave us the lift we wanted…
New Consumer DDA Accounts
openings per month

18% CAGR
2nd Q 2001 to 2nd Q 2007
And the corresponding revenues:

Optimizing our Retail Distribution
System:

City’s Wal-Mart Strategy
■

Part of a Hub and Spoke distribution
strategy
■

Openings
◆

Charleston - 2004
◆

Huntington - 2004
◆

Beckley - 2005
◆

Ashland - 2005
◆

Ripley - 1st Quarter 2007

Consolidations/Renovations/Relocations:

Our New Downtown Charleston Office

Housing Retail, Trust, Commercial & Private Banking

Opened 2006

October 2006:
Newest branch opened in
Charles Town WV (60 miles from
Washington DC)

Opened July 2007:
Our new eastern
panhandle HQ:

DeNovo Entry into new markets:
■

Bluefield WV-VA
◆

County Deposits: $1.7 billion
◆

Branches: 50
◆

Largest Market Competitors: BBT (27%), FCBC
(26%)

Other Strategic Opportunities
Capital Flexibility

Dividends
- Increased 10% in April 2004 to $0.88
-

Increased 13.6% in April 2005 to $1.00
-

Increased 12% in April 2006 to $1.12
-

Payout ratio in 2006: 37%
-

Increased 10.7% in April 2007 to $1.24

Share Repurchases
-

Tangible Capital @ 10.06% @ 12/31/2006
-

Purchased 580,200 shares YTD in 2007 at average price of
$39.14 (3.4% of outstanding)
-

Tangible Capital @ 9.58% @ 6/30/07
-

Holding Company had $34 million in cash at
6/30/07
-

CHCO’s strong profitability allows greater long-term share
repurchase activity than peers

Acquisitions:
$100MM to $500MM in assets
Markets in or adjacent to CHCO footprint
Retail Opportunity
Accretive to EPS in first full year

Industry Challenges for 2007
■

Flat Yield Curve & NIM Compression
◆

CHCO is less dependent on NII for revenue than peers
◆

CHCO has demonstrated strong management of NII/NIM by
delivering promised results to rising rates
■

Lower short-term rates would be challenging
◆

CHCO has purchased interest rate floors
◆

CHCO maintains significant short-term investment assets which could be moved into long-term bonds
■

Asset Quality is at its peak
◆

CHCO’s loan to deposit ratio is less than peers
◆

CHCO has focused on real-estate secured lending
◆

Real estate prices in CHCO markets have been subdued
◆

CHCO mortgage lending has been traditional ARM’s
◆

Past-due loans remain stable at CHCO
■

Housing is in decline
◆

CHCO’s profitability has not been dependent upon mortgage
banking
◆

Housing in CHCO’s markets has been generally stable

Previously Securitized Loans:

A unique challenge for CHCO which was met in
2005 and 2006 thru loan growth and a balance
sheet positioned to benefit from rising rates
2004
2005
2006
2007
Projected
2008
Projected
2009
Projected
Average
Balances
$83.5
MM
$42.9
MM
$22.3
MM
$12.1 MM
$7.5 MM
$5.5 MM
Rate
17.4%
26.6%
42.2%
64%
71%
71%
Gross
Interest
Revenue
$14.5
MM
$11.4
MM
$9.4
MM
$7.0 MM
$5.4 MM
$4.0MM

CHCO remains positioned to benefit
from rising rates (with balance
sheet neutral):
Immediate Basis
Point Change in
Interest Rates
Estimated Increase of
Decrease in Net
Income between 1-12
months
+200 Bp
+3.7%
+100 Bp
+1.6%
-100 Bp
-2.1%
-200 Bp
-4.2%
Data: June 30, 2007
Interest Rate Risk:

Net Interest Margin:
CHCO’s margin has been adversely
affected by loss of Previously Securitized
Loans and Credit Cards (3rd Q 2006)
Prime Rate
CHCO
5 yr swap

CD’s:   Repricing has been detrimental to
NII.  In future, repricing rate is comparable
to maturing rate.

Re-mixing:
12/31/06
12/31/05
Change
Avg Rate
for 2006
IB DDA
$423
$438
($15)
1.22%
Savings
$321
$303
$18
1.27%
Time
$920
$812
$108
3.96%
ST Borrowing
$136
$152
($16)
3.55%
LT Debt
$48
$98
($50)
5.33%
DDA
$321
$376
($55)
0.00%
Equity & OL
$337
$323
$14
0.00%
Note: Used EOP Data due to Classic Acquisition

Pricing Metrics*:
■

Price to Book:

210%
■

Price to Tangible Book:

262%
■

Price to 2008 Projected Earnings**

11.6x
■

Institutional Ownership

54%
*Based on Price of $36.63 (close of business 7/18/07)
** Based on Analyst estimates for 2008 of $3.16
CHCO trades at a discounted P/E
ratio relative to Peers:

CHCO Checklist for success in
current environment:
■

Strong Net Interest Margin - Yes
■

Strong NIM Management - Yes
■

Dependence on NII - Lower than peers
■

Disciplined competition -Generally True
■

Ability to grow share - Yes
■

Exploiting opportunities for growth in stable mkts: Yes
■

Opportunity to grow into adjacent markets - Some

DeNovo in Princeton WV in late 2007
■

Management - Strong as demonstrated by long-term
sustained performance
■

Efficient Cost Structure - Yes
■

Capital Management Opportunities  - Yes